Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pope & Talbot, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to each officer’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Flannery
Michael Flannery
Chairman of the Board, President and Chief Executive Officer
May 9, 2006

/s/ Richard K. Atkinson
Richard K. Atkinson
Vice President and Chief Financial Officer
May 9, 2006